                                                                    EXHIBIT 32.1

                                  CERTIFICATION

The undersigned certify pursuant to 18 U.S.C.Section 1350, that:

(1) The accompanying Annual Report on Form 10-K for the period ended August 29, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 23, 2004                    /s/  Michael J. Pudil
                                            ---------------------------
                                            Chief Executive Officer

Date:  November 23, 2004                    /s/  Paul D. Sheely
                                            ---------------------------
                                            Chief Financial Officer